2011 Corporate Presentation

ChinaNet-Online
Holdings, Inc.
NASDAQ: CNET

                                This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include “forward-
looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements.
This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

                              The agents and the agents’ counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents’
counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

SAFE HARBOR STATEMENT

ZW Financial Highlights

(1) Weighted share count will differ quarterly
due to GAAP Treasury Method for 4.8 M
warrants outstanding with an average strike
price of $3.13

(2) Adjusted net income 2009 excludes $4.4M
non cash charge associated with changes in
fair value of warrants in accordance US GAAP

(3) 1H 2010 adjusted net income excludes
$1.9M non cash gains associated with fair
value of warrants

Ticker Symbol

NASDAQ: CNET

Fiscal Year

December 31

Stock Price (3/05/11)

$4.22

Shares Outstanding- common shares (2/23/11)(1)

17.1 M

Market Capitalization (2/23/11)

$72.2 M

Management Ownership

44.0%

Revenue 2009 (audited)

$37.7 M

Adjusted Net Income 2009 (2) (audited)

$8.4 M

As of Sep 30th,  2010 – REVENUE

$31.2 M  14%

As of Sep 30th, 2010 – Adjusted NET INCOME (3)

$10.0 M   122%

As of Sep 30th, 2010 – Adjusted EPS (diluted)

$0.48     60%

2010 Revenue Guidance

     $41.0 M-43.0 M  8.8%-14.1%

2010 Net Income Guidance

$14.1M  67.9%

ChinaNet (ZW Online)

28.com portal connects SME franchisors with new franchisees

Internet advertising & marketing with other value-added
communication channels

Brand management & sales channel solutions

Cloud-based management tools (introduced in 2011)

The largest B2B fully integrated internet service provider for SME’s to expand their sales networks in China, including services of:

Key Summary

Strong Growth

ChinaNet (ZW) Overview

CAGR:
89.6%

CAGR:
1300.0%

#1 B2B website for advertising SME needs for sales channel
expansion in China

A leading market consolidator with first mover advantage &
top-tier household brand

Fully integrated multichannel advertising provider, one-stop service

Recurring & High margin revenue

Comprehensive sales networks

New mobile platform has launched to capture mobile
advertising market

CAGR:
65.5%

USD (‘000)

ZW Employee Profile

Total Employees: ~ 250;

95% with a Bachelor’s degree or above;

Over 20% with a Master’s degree or above.

ZW Sales Network

Beijing
Headquarters

Wuhan

Shanghai

Guangzhou

Fujian

Zhejiang

Customers in

20 provinces

ZW 2010 Q3 Financial Summary

Three Months ended Sept 30 (mill’s)

10 Q3

09 Q3

% Change

Net Sales

$8.9

$8.1

+9.5%

Gross Profit

$5.8

$4.1

+41.2%

Gross Margin

65.0%

50.4%

+30.0%

Adj. Net Income(1)

$3.9

$1.9

+100.1%

Adj. Diluted EPS(1)

$0.19

$0.11

+68.2%

Weighted Shares Outstanding

20.9

15.1

+32.6%

Cash Flows from Operations

$5.1

$2.0

+149.7%

Non-GAAP net income and EPS excludes non-cash gain of 1.9 million related to changes in fair value of warrants for the three month period ended Sep 30th, 2010 and non-cash loss of $1.3 million for the three month ended Sep 30th, 2009.

ZW 2010 Q3 vs. 2009 Q3

Chinese SME Market

Approximately 3,000 franchise enterprises and 260,000 chain stores in China in 2007, and are expected to grow to 4,800 and 450,000, respectively by 2012.

SMEs in China are responsible for:

Approximately 60% of industrial output and 75% of urban employment

99% of Chinese enterprises are SMEs which contribute 60% of the country's GDP

SMEs are driven by:

Former state-owned employees

Educated young professionals

Committed and experienced entrepreneurs

Series of laws and regulations in China to protect and promote SMEs

SMEs benefit from the central government’s desire to increase consumer demand to create a balanced economy

The Chinese SME market has sustainable growth characteristics

The majority of SMEs are small, less-developed brands

Low start-up costs (typically between $1,000 and $15,000)

Sales and distribution networks are undeveloped and open to new participants

Market Data on Entrepreneurship

Data Source:Babson College 2009 Global  Entrepreneurship Monitor Report

Internet Advertising & Marketing

#1 market leading B2B website for advertising franchises and other forms of business ventures in China

#1 market leader in this vertical internet advertising segmentation in China

#1 host of over 1200 franchises mini-sites

Most comprehensive business categories:

8+ major business segments with 50+ business categories in total

28.com (A Premier Internet Property)

ZW Internet Clients

Clients are SME franchisors and businesses seeking to expand their footprint; also benefit from additional advertising and business management tools

Total clients:

Basic Clients: 600                             (USD$180 - $230/month)

Receive:

Simple profile page to advertise the business

Active Clients: 900                                (USD$3,050 - $3,800/month)

Receive:

Designed profile pages with messaging page + Mini-sites with online consultant + SEM + SEO + IIM + other additional marketing channels (TV, Mobile, Printing etc, need to pay extra)

Branded Clients: 32                              (USD$27,500 – $33,550/month)

Receive:

Above + Brand management solutions + Sales channel rapid expansion solutions

Customer Retention Rate > 60%

  Sample Clients

   KENJMI Leather Goods

Liqing DaBieShan Goose

Hotpot Restaurant

   FengBoZhuang Restaurant

Toe Dance Slipper
Retail Store

SUPWAVE
  Car Care

SUPWAVE Car Care

Founded: Beijing 2007

www.supwave.com

Client Case Study – Active Client

Years of operation

3

Franchise Positioning

SOP for car wash and cleaning services

Target Market

Middle Class Car owners

Product Price Range

Touch up Paint  - more than $16.50

Car  Wash - $6.80

Initial investment amount for
franchise (USD)

$7,600-$30,300

# of Employees

80

# of senior management
personnel

3

Years of owner’s management
experience

10

2010 Sales Revenue (USD)

$2,727,000

2010 Net Profit (USD)

$455,000

Business Performance

Company-owned stores

4

Annual average revenue per
company-owned store (USD)

$120,000-$150,000

Annual profit per company-owned
store (before tax) (USD)

$45,000-$76,000

Franchise stores

200

Annual revenue per franchised store

$90,000-$150,000

Annual gross profit per franchised
store

$38,000-$69,000

(USD)

Product Sales
Revenue

Franchise
Revenue

Dealers

Revenue

Total
Revenue

Total
Marketing Exp

2010

$1,090,000

$1,640,000

NA

$2,730,000

$273,000

% to total revenue

39.9%

60.1%

0%

100%

10%

Client

Online AD

TV

Other

Revenue/month ($USD)

# of months of
client

AD

NEWS

AD

AD

Min

Max

Avg

*

$5,500

$11,000

$7,600

24

Business with ChinaNet (ZW Online)

Client for 24 months

March 2009

After

cooperating

with ZWOnline

Growth
rate

Monthly franchise

Revenue($USD)

$160,000

$230,000

140%

# of franchised stores

70

200

567%

Monthly avg. of

in-person inquiry

9

23

44%

Monthly avg. of new
contract-signing

5

12

140%

Monthly IP
visits

60000

Avg. leads per
month

750

% of clicks that
leave a message

1.3%

% of new
signings from
ZW Online

20%

Internet Advertising & Marketing:
Added Services

Offers additional exposure for clients through:

Print Advertising – Newspapers and Magazines

Radio

TV

Partner with CCTV and 12 other major provincial TV broadcasting stations throughout China

An integrated production chain with content and delivery that complements customer offerings

TV production team with 10 years of experience

Added Service: TV Advertising

Gold List

Online Business
Opportunities

Venture Express

Start

Programs
produced
by

China Net
TV

National
satellite TV
stations where

China Net
reaches

610 million

people

Cloud-based Management Tools

Clients in need of simple, effective software to manage and grow their business, ChinaNet offers clients Cloud Platform Management Tools:

POS

Inventory Management

Increases customer loyalty and enables franchisors to better service franchisees

Provides a significant value add while generating incremental recurring revenues

Multichannel A&M Platform

Internet

Cloud-based
Management
Tools

Mobile

Magazine

&
Newspaper

TV

Kiosk

A fully integrated multichannel platform for clients to
grow and manage their businesses

Financial Summary as of 09/30/2010

Nine Months ended Sept. 30 (mill’s)

Sep 30, 10

Sep 30th, 09

% Change

Net Sales

$31.2

$27.3

+14.2%

Gross Profit

$15.4

$11.4

+35.1%

Gross Margin

49.3%

41.7%

+18.2%

Adj. Net Income(1)

$10.0

$4.5

+121.7%

Adj. Diluted EPS(1)

$0.48

$0.30

+60.0%

Weighted Shares Outstanding

20.9

14.5

+44.2%

Cash Flows from Operations

$11.2

$4.7

+138.3%

(1) GAAP net income and GAAP EPS (Diluted) include a $1.9 million non-cash gain related to changes in fair value of warrants for nine month ended September 30th,  2010 of $1.9 million and $1.3 million loss for nine month ended September 30th, 2009.

Balance Sheet as of 09/30/2010

$ millions except for ratios

Sep 30, 2010

Dec 31, 2009

Cash and Equivalents

$22.2

13.9

Accounts Receivable

$4.5

$3.2

Accounts Receivable DSO

40

20

Working Capital

$29.3

$19.4

Current Ratio

7.0

4.9

Competitive Advantages

First Mover Advantage: Premier vertical internet advertising website in China focusing on franchise or dealerships business opportunities

Over 4 years of operations as multichannel ad portal across Internet, TV, Mobile and Kiosk.

Accumulated database of over 1M potential entrepreneurs

Company maintains a >30% market share position

Proprietary Technology

Real-time and Interactive SEO and SEM Tools

Information & Content Management Tools

Internet Usage Monitoring & Analysis Platform

Advanced Campaign Tracking & Monitoring Platform

PFP Monitoring Engine Platform v1.0

Management Tools (POS, Inventory Management, etc.) based on cloud computing framework

AD effectiveness Monitoring & Analysis Platform v1.0

Message for Business Monitoring & Analysis Platform v1.0

Real-time AD kiosk content management system with one-to-many focused content delivery function

George K. Chu, COO

Mr.  George Chu is responsible for the overall operations of 28.com. He is experienced in management and operational excellence. BBA of
Accounting & MIS from Simon Fraser University BC, Canada, DLP & Executive Education from Harvard Business School and Executive MBA,
Peking University.

Management Team

Handong Cheng, Chairman & CEO

Mr. Cheng is Co-founder of ChinaNet and oversees daily operations. A pioneer in online media and marketing services, Mr. Cheng was awarded “Network Creative person of China” in 2006. BA of Law from Wuhan University. Executive MBA, Peking University.  Mr. Cheng has
extensive franchisor experience, and has founded numerous franchises including a chain of car washes as well as the largest office building window cleaning chain in China.

Zhige Zhang, CFO

Mr. Zhang is Co-founder of ChinaNet. He previously served as the Secretary of the President of KONKA Group Worldwide as well as the
General Manager and Director of KONKA Group Beijing. Prior to KONKA he served as manager of PRECOM and has experience in software development and internet ad technology. BA from Guilin University of Electronic Technology in 1997.

ZW Growth Strategy

A market leader in the fast growing franchise industry in China

Expanding to top 10% of non-franchised SMEs in China, 4 millions enterprises

Launching of Liansuo.com and Chuanye.com

Monetizing the customer base - offering an integrated solution across four major cloud-based platforms generated recurring revenue

Acquiring branded customers and international business

Buy vs. Build M&A – leverage strong balance sheet to target technology and/or sales channel opportunities to add enhanced services

Adding key hires to support expansion and new business units

ZW Business Expansion Model

Qualified

Franchise or

Merchant

Needs

SMEs

Potential

Entrepreneurs

Full Service Platform

Precise

Matching

Entrepreneurial

Wants

Expand to more than 12
major cities in 3-5 years

ZW Future Sales Network

ZW Key Investment Highlights

28.Com is a premier Internet property in the China SME community and the largest merchant marketplace for franchise opportunity seekers in China

A proprietary, integrated business service model which generates high-margin, recurring revenues from a growing client base

Strong balance sheet and cash flow to fund growth

Innovative cloud technology will expand service offering and enhance customer retention

Experienced management with industry expertise and significant ownership position

THANK YOU

ChinaNet Management Team